UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	ClearBridge International Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of the company, on factors such as, but not limited to the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 10% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2019, international markets delivered solid returns, with emerging markets rebounding the most after losses in the previous year. The MSCI Emerging Markets Index (Net)i gained 11.86% for the reporting period while the MSCI EAFE Indexii, the Fund’s benchmark, gained 11.04% and the MSCI EAFE Small Cap Indexiii was up 8.82%. Asia Ex-Japan and Europe Ex-UK outperformed the MSCI EAFE Index while Japan and the United Kingdom lagged slightly.

The ongoing saga of U.S.-China trade negotiations was a driver of performance, with markets rallying on signs of progress and falling as tariffs were implemented by both sides. The European Central Bank (“ECB”)iv and the U.S. Federal Reserve Board (the “Fed”)v joined global central banks in shifting to accommodative monetary policies to stave off slowing growth. In Europe, geopolitical uncertainty calmed, with Italy electing a coalition government that appeared more amenable to fiscal discipline, however the Brexit saga continued with new British Prime Minister Boris Johnson threatening a hard exit from the EU. The U.S. dollar continued to appreciate against other currencies but at a more measured pace less detrimental to the returns of international equities.

Concerns about slowing global growth, tightening liquidity conditions and political rhetoric escalated through the final months of 2018, driving international markets to sharp losses. The MSCI EAFE Index declined 4.8% in December 2018 and 12.5% for the fourth quarter of 2018. China has been the world’s growth engine for the last decade and the trajectory of its economy is perhaps the most important determinant dragging down international equity sentiment. China reported its slowest gross domestic product (“GDP”)vi growth since the

ClearBridge International Growth Fund 2019 Annual Report	1

Fund overview (cont’d)

global financial crisis, while its manufacturing sector contracted, falling to its lowest level in nearly three years. Such concerns hurt investor sentiment and led to accelerating outflows from international equity funds and tax-loss selling after multiple years of gains.

International equities staged a broad-based rally in the first quarter of 2019, rebounding from December lows on the likelihood of continued monetary accommodation in Europe and China. International markets rose in the face of stubbornly weak economic data, particularly on the manufacturing side, and ongoing geopolitical headwinds. Offsetting industrial weakness, services PMI (Purchasing Managers’ Index) was decidedly more positive with good job and wage growth in most regions. This has been positive for consumer spending, which, when combined with aggressive stimulus measures, have kept the non-manufacturing sectors of the markets in good shape.

International equities managed gains through an eventful second quarter of 2019 where trade and central bank policy took center stage. The ongoing trade dispute between the U.S. and China waxed and waned, causing volatility to spike and then settle. Global central banks became more accommodative, with the Fed communicating the potential for an interest rate cut while ECB President Mario Draghi continued to delay the wind down of its current quantitative easing measures. China also remained aggressive in using stimulus measures to offset the headwinds to growth caused by trade and tariff actions.

Uncertainty reigned over international markets in the third quarter, with attacks on energy infrastructure in the Middle East, Boris Johnson’s brinksmanship around Brexit and increasing ferocity of protests in Hong Kong. These added to ongoing risks posed by U.S.-China trade tensions, which have expanded to other regions, and provided little relief to a slowing global economy, particularly on the manufacturing side. Amidst rising volatility, defensive sectors including the Health Care, Consumer Staples and Utilities sectors outperformed.

Japan, China and emerging markets are very dependent on progress in trade talks. How Beijing deals with the violence in Hong Kong and the off-again, on-again trade standoff with the U.S. will provide important signs of where the global economy and equity markets are headed.

Q. How did we respond to these changing market conditions?

A. As long-term investors, we never orient stock selection or portfolio construction around politics. Global trade tensions, as well as political flareups in local markets like Italy and other countries questioning their participation in the EU, can spark extreme pessimism and sour investment sentiment. Perhaps the biggest impact from the ongoing trade dispute, as well as geopolitics in general, is on business confidence, which delays long-term capital spending plans. We are seeing it in the manufacturing indices, where almost all major international economies are below 50, indicating a shrinking of manufacturing activity. We acknowledge and closely monitor the near-term impacts of these uncertainties but longer term, we believe the companies we own and the equity markets that we target manage

2	ClearBridge International Growth Fund 2019 Annual Report

around these risks. Geopolitical risks are a constant and can provide opportunities to trim, add and remain invested. They are not something to be feared but rather something to be managed.

The Fund’s outperformance during the period was driven by a diversified approach to growth that saw solid contributions across sectors. The performance of stocks like London Stock Exchange (“LSE”) and Brazilian payments provider StoneCo illustrate that non-U.S. growth companies with differentiated business models, sound fundamentals and astute management teams can thrive through the most difficult macroeconomic and geopolitical backdrops.

We acknowledge that non-U.S. growth stock multiples are indeed higher than value multiples. However, public equity market valuations for growth stocks are not particularly elevated, relative to private equity market valuations where cash has been plentiful and valuations extended. Our approach to finding attractive growth companies starts with a valuation approach to growth within our categories — secular, structural and emerging. We also diligently maintain very controlled risk in our exposures to the riskiest growth companies in the emerging bucket which has allowed the Fund to perform well even in market downturns. Volatility provides us with opportunities to own growth at better prices, illustrated by our purchases of video game maker Nintendo and enterprise software developer Constellation Software, and we await any potential downturns with that mindset.

Given the portfolio’s focus on free cash flow and higher-quality companies with strong balance sheets, such as UK pest control provider Rentokil and pharmaceutical maker Novartis, a new addition during the year, we believe the Fund’s portfolio can weather inevitable economic volatility.

Performance review

For the twelve months ended October 31, 2019, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned 16.34%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 11.04% for the same period. The Lipper International Multi-Cap Growth Funds Category Averagevii returned 13.02% over the same time frame.

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	4.97%	17.22%
Class C	4.56%	16.34%
Class FI	4.95%	17.20%
Class R	4.81%	16.90%
Class I	5.10%	17.56%
Class IS	5.16%	17.66%
MSCI EAFE Index	3.35%	11.04%
Lipper International Multi-Cap Growth Funds Category Average	2.50%	13.02%

ClearBridge International Growth Fund 2019 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, maybe worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because the inception date for this share class was July 10, 2019.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 22, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I, and Class IS shares were 1.16%, 1.91%, 1.23%, 1.54%, 0.89% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap for Class A, Class C, Class FI, Class R and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

4	ClearBridge International Growth Fund 2019 Annual Report

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in eight of the ten sectors in which it was invested (out of eleven sectors in total) over the reporting period, with the greatest contributions to returns coming from the Consumer Staples, Financials and Information Technology (“IT”) sectors.

Relative to the benchmark, overall stock selection and sector allocation contributed to the Fund’s relative performance. In particular, stock selection in the Financials, Consumer Staples and Industrials sectors, an overweight allocation to the IT sector and an underweight allocation to the Energy sector contributed to relative returns. In terms of individual stocks, London Stock Exchange Group Plc, Rentokil Plc, Nestle S.A., Shiseido Company, Ltd. and Shopify, Inc. contributed the most to absolute returns.

From a regional perspective, stock selection in emerging markets, the United Kingdom, Japan, North America and Europe Ex-UK was a significant contributor to performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Materials and Communication Services sectors hurt relative returns during the reporting period. In terms of individual positions, Asos Plc, Hansa Biopharma AB, Sociedad Quimica Y Minera De Chile S.A., Erste Group Bank AG and Umicore detracted the most from returns.

From a regional perspective, overweight allocations to emerging markets and North America and an underweight allocation to Asia Ex-Japan detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund made a number of new purchases and sales. The largest purchases included Novartis AG in the Health Care sector, Nintendo Co. Ltd, Rogers Communications Inc. and Spotify Technology SA, all in the Communication Services sector, as well as Taiwan Semiconductor Manufacturing Co., Ltd. in the IT sector. Meanwhile, some of the largest positions we sold included Check Point Software Technologies Ltd. in the IT sector, Mettler-Toledo International Inc. in the Health Care sector, Aflac Inc. and Hong Kong Exchanges & Clearing Ltd., both in the Financials sector and Reckitt Benckiser Group plc in the Consumer Staples sector.

Thank you for your investment in ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

ClearBridge International Growth Fund 2019 Annual Report	5

Fund overview (cont’d)

Sincerely,

Michael Testorf, CFA

Portfolio Manager

ClearBridge Investments, LLC

Elisa Mazen

Portfolio Manager

ClearBridge Investments, LLC

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge Investments, LLC

Thor Olsson

Portfolio Manager

ClearBridge Investments, LLC

November 12, 2019

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political

6	ClearBridge International Growth Fund 2019 Annual Report

uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2019 were: Shiseido Co. Ltd. (4.3%), Nestle SA (3.9%), Roche Holding AG (3.3%), SAP SE (3.0%), London Stock Exchange Group PLC (2.9%), Novartis AG (2.8%), Diageo PLC (2.8%), ICON PLC (2.6%), Rentokil Initial PLC (2.6%) and LVMH Moet Hennessy Louis Vuitton SE (2.5%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2019 were: Information Technology (17.1%), Consumer Staples (16.3%), Industrials (14.2%), Consumer Discretionary (13.0%) and Health Care (12.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge International Growth Fund 2019 Annual Report	7

Fund overview (cont’d)

[i]

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 509 funds for the six-month period and among the 492 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge International Growth Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Growth Fund 2019 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.97%	$1,000.00	$1,049.70	1.13%	$5.84	[3]	Class A	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class A2[4]	2.03	1,000.00	1,020.30	1.20	3.75	[5]	Class A2	5.00	1,000.00	1,019.16	1.20	6.11
Class C	4.56	1,000.00	1,045.60	1.90	9.80	[3]	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	4.95	1,000.00	1,049.50	1.15	5.94	[3]	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	4.81	1,000.00	1,048.10	1.40	7.23	[3]	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	5.10	1,000.00	1,051.00	0.86	4.45	[3]	Class I	5.00	1,000.00	1,020.87	0.86	4.38
Class IS	5.16	1,000.00	1,051.60	0.76	3.93	[3]	Class IS	5.00	1,000.00	1,021.37	0.76	3.87

10	ClearBridge International Growth Fund 2019 Annual Report

[1]	For the six months ended October 31, 2019, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period July 10, 2019 (inception date) to October 31, 2019.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (113), then divided by 365.

ClearBridge International Growth Fund 2019 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	17.22%	N/A	16.34%	17.20%	16.90%	17.56%	17.66%
Five Years Ended 10/31/19	8.06	N/A	7.25	8.06	7.78	8.34	N/A
Ten Years Ended 10/31/19	10.96	N/A	10.13	10.96	10.68	11.25	N/A
Inception* through 10/31/19	—	2.03%	—	—	—	—	7.39

With sales charges[2]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/19	10.48%	N/A	15.34%	17.20%	16.90%	17.56%	17.66%
Five Years Ended 10/31/19	6.79	N/A	7.25	8.06	7.78	8.34	N/A
Ten Years Ended 10/31/19	10.31	N/A	10.13	10.96	10.68	11.25	N/A
Inception* through 10/31/19	—	-3.84%	—	—	—	—	7.39

Cumulative total returns
Without sales charges[1]
Class A (10/31/09 through 10/31/19)	183.05%
Class A2 (Inception date of 7/10/19 through 10/31/19)	2.03
Class C (10/31/09 through 10/31/19)	162.44
Class FI (10/31/09 through 10/31/19)	183.04
Class R (10/31/09 through 10/31/19)	175.92
Class I (10/31/09 through 10/31/19)	190.52
Class IS (Inception date of 9/17/18 through 10/31/19)	8.32

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Not annualized.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, July 10, 2019, April 17, 1995, January 29, 2004, December 28, 2006, March 4, 2004 and September 17, 2018.

12	ClearBridge International Growth Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI EAFE Index† — October 2009 - October 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name from ClearBridge Global Growth Trust to ClearBridge International Growth Fund. The Fund’s past performance would have been different if the Fund was managed using the current investment strategy for the entire period.

ClearBridge International Growth Fund 2019 Annual Report	13

Schedule of investments

October 31, 2019

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 5.5%
Entertainment — 3.6%
Nintendo Co. Ltd.	147,289	$52,534,904	(a)
Spotify Technology SA	238,351	34,394,049	*
Total Entertainment		86,928,953
Wireless Telecommunication Services — 1.9%
Rogers Communications Inc., Class B Shares	1,011,090	47,612,228
Total Communication Services		134,541,181
Consumer Discretionary — 13.0%
Diversified Consumer Services — 0.6%
Arco Platform Ltd., Class A Shares	345,122	14,322,563	*
Household Durables — 0.1%
Victoria PLC	557,080	3,192,756	*(a)
Internet & Direct Marketing Retail — 3.0%
Alibaba Group Holding Ltd., ADR	305,611	53,992,295	*
ASOS PLC	420,352	19,276,811	*(a)
Total Internet & Direct Marketing Retail		73,269,106
Leisure Products — 0.5%
Spin Master Corp.	462,420	13,081,595	*(b)
Specialty Retail — 2.4%
Industria de Diseno Textil SA	896,299	28,020,133	(a)
Nitori Holdings Co. Ltd.	199,865	30,517,979	(a)
Total Specialty Retail		58,538,112
Textiles, Apparel & Luxury Goods — 6.4%
adidas AG	145,445	44,860,398	(a)
Burberry Group PLC	1,963,172	52,065,152	(a)
LVMH Moet Hennessy Louis Vuitton SE	141,795	60,535,252	(a)
Total Textiles, Apparel & Luxury Goods		157,460,802
Total Consumer Discretionary		319,864,934
Consumer Staples — 16.3%
Beverages — 3.6%
Anheuser-Busch InBev SA/NV, ADR	265,880	21,475,127
Diageo PLC, ADR	412,979	67,674,869
Total Beverages		89,149,996
Food Products — 4.0%
Nestle SA, ADR	904,571	96,933,829
Personal Products — 8.7%
Elixinol Global Ltd.	1,299,133	1,342,247	*(a)
Kao Corp.	628,339	50,544,265	(a)

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2019 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Personal Products — continued
L’Oreal SA	188,270	$54,992,787	(a)
Shiseido Co. Ltd.	1,282,462	106,221,393	(a)
Total Personal Products		213,100,692
Total Consumer Staples		399,184,517
Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Suncor Energy Inc.	1,211,266	36,013,345
Financials — 12.5%
Banks — 5.9%
Credit Agricole SA	1,589,340	20,727,037	(a)
Erste Group Bank AG	1,334,074	47,145,029	*(a)
HDFC Bank Ltd., ADR	511,092	31,222,610
KBC Group NV	639,015	44,844,816	(a)
Total Banks		143,939,492
Capital Markets — 2.9%
London Stock Exchange Group PLC	786,797	70,956,596	(a)
Insurance — 3.7%
AIA Group Ltd.	4,907,992	48,699,338	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	3,735,079	42,805,539	(a)
Total Insurance		91,504,877
Total Financials		306,400,965
Health Care — 12.6%
Biotechnology — 0.7%
Hansa Biopharma AB	637,546	8,485,363	*(a)
Zai Lab Ltd., ADR	232,222	7,846,781	*
Total Biotechnology		16,332,144
Health Care Equipment & Supplies — 1.3%
Hoya Corp.	361,300	32,057,209	(a)
Life Sciences Tools & Services — 2.6%
ICON PLC	442,592	65,016,765	*
Pharmaceuticals — 8.0%
Novartis AG, Registered Shares	795,230	69,469,430	(a)
Novo Nordisk A/S, ADR	825,000	45,556,500
Roche Holding AG	269,580	81,308,071	(a)
Total Pharmaceuticals		196,334,001
Total Health Care		309,740,119
Industrials — 14.2%
Aerospace & Defense — 1.1%
Airbus SE	193,470	27,725,806	(a)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	15

Schedule of investments (cont’d)

October 31, 2019

ClearBridge International Growth Fund

Security	Shares	Value
Commercial Services & Supplies — 2.6%
Rentokil Initial PLC	10,687,756	$62,932,167	(a)
Electrical Equipment — 3.4%
Legrand SA	600,355	46,873,605	(a)
Nidec Corp.	244,262	35,919,388	(a)
Total Electrical Equipment		82,792,993
Machinery — 2.7%
Epiroc AB, Class B Shares	2,009,191	21,897,022	(a)
FANUC Corp.	230,249	45,452,368	(a)
Total Machinery		67,349,390
Professional Services — 3.4%
TechnoPro Holdings Inc.	342,305	21,047,128	(a)
Teleperformance	176,660	40,052,847	(a)
Thomson Reuters Corp.	335,470	22,543,808
Total Professional Services		83,643,783
Trading Companies & Distributors — 1.0%
MonotaRO Co. Ltd.	798,429	24,152,068	(a)
Total Industrials		348,596,207
Information Technology — 17.1%
IT Services — 6.5%
Adyen NV	22,960	16,124,351	*(a)(b)
Amadeus IT Group SA	614,101	45,460,938	(a)
Amdocs Ltd.	384,930	25,097,436
InterXion Holding NV	219,470	19,361,643	*
Keywords Studios PLC	242,566	3,495,241	(a)
Shopify Inc., Class A Shares	66,500	20,852,405	*
StoneCo Ltd., Class A Shares	797,175	29,328,068	*
Total IT Services		159,720,082
Semiconductors & Semiconductor Equipment — 3.5%
ASML Holding NV	197,688	51,863,291	(a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	642,070	33,150,074
Total Semiconductors & Semiconductor Equipment		85,013,365
Software — 7.1%
Constellation Software Inc.	23,039	22,754,402	(b)
Elastic NV	165,780	11,937,818	*
Lightspeed POS Inc.	404,617	10,555,493	*
SAP SE	564,789	74,812,181	(a)
TeamViewer AG	600,000	15,832,799	*
Temenos AG, Registered Shares	279,334	39,887,930	*(a)
Total Software		175,780,623
Total Information Technology		420,514,070

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2019 Annual Report

ClearBridge International Growth Fund

Security		Shares	Value
Materials — 6.3%
Chemicals — 6.3%
Givaudan SA, Registered Shares		17,451	$ 51,288,333	(a)
Linde PLC		262,901	51,960,241	(a)
Sociedad Quimica y Minera de Chile SA, ADR		811,370	22,053,037
Umicore SA		734,301	30,312,200	(a)
Total Materials			155,613,811
Total Investments before Short-Term Investments (Cost — $2,241,897,987)			2,430,469,149

	Rate
Short-Term Investments — 0.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $23,216,707)	1.597%	23,216,707	23,216,707
Total Investments — 99.9% (Cost — $2,265,114,694)			2,453,685,856
Other Assets in Excess of Liabilities — 0.1%			2,624,045
Total Net Assets — 100.0%			$2,456,309,901

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	17

Schedule of investments (cont’d)

October 31, 2019

ClearBridge International Growth Fund

Summary of Investments by Country** (unaudited)
Japan	16.2%
Switzerland	13.8
United Kingdom	13.4
France	10.2
Canada	7.1
Germany	5.5
China	4.3
Belgium	3.9
Netherlands	3.6
Spain	3.0
United States	2.9
Ireland	2.8
Hong Kong	2.0
Austria	1.9
Denmark	1.9
Brazil	1.8
Taiwan	1.3
India	1.3
Sweden	1.2
Chile	0.9
Australia	0.1
Short-Term Investments	0.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2019 and are subject to change.

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2019 Annual Report

Statement of assets and liabilities

October 31, 2019

Assets:
Investments, at value (Cost — $2,265,114,694)	$2,453,685,856
Foreign currency, at value (Cost — $6,595,558)	6,617,809
Receivable for securities sold	20,617,339
Receivable for Fund shares sold	12,831,219
Dividends and interest receivable	2,202,318
Prepaid expenses	111,364
Total Assets	2,496,065,905

Liabilities:
Payable for securities purchased	33,046,033
Payable for Fund shares repurchased	4,863,132
Investment management fee payable	1,355,087
Service and/or distribution fees payable	122,968
Trustees’ fees payable	80
Accrued expenses	368,704
Total Liabilities	39,756,004
Total Net Assets	$2,456,309,901

Net Assets:
Par value (Note 7)	$482
Paid-in capital in excess of par value	2,267,081,958
Total distributable earnings (loss)	189,227,461
Total Net Assets	$2,456,309,901

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2019

Net Assets:
Class A	$304,491,545
Class A2	$2,409,655
Class C	$43,065,728
Class FI	$99,595,015
Class R	$13,030,302
Class I	$1,738,850,931
Class IS	$254,866,725

Shares Outstanding:
Class A	6,371,395
Class A2	50,411
Class C	972,332
Class FI	1,998,686
Class R	270,327
Class I	33,626,530
Class IS	4,926,994

Net Asset Value:
Class A (and redemption price)	$47.79
Class A2 (and redemption price)	$47.80
Class C*	$44.29
Class FI (and redemption price)	$49.83
Class R (and redemption price)	$48.20
Class I (and redemption price)	$51.71
Class IS (and redemption price)	$51.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$50.71
Class A2 (based on maximum initial sales charge of 5.75%)	$50.72

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2019 Annual Report

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Dividends	$22,767,426
Interest	708,478
Less: Foreign taxes withheld	(2,419,128)
Total Investment Income	21,056,776

Expenses:
Investment management fee (Note 2)	9,619,373
Transfer agent fees (Note 5)	1,302,539
Service and/or distribution fees (Notes 2 and 5)	1,244,564
Registration fees	241,432
Trustees’ fees	196,178
Fees recaptured by investment manager (Note 2)	133,926
Legal fees	110,365
Fund accounting fees	92,502
Custody fees	74,939
Audit and tax fees	47,811
Shareholder reports	27,681
Interest expense	16,262
Insurance	8,068
Miscellaneous expenses	11,014
Total Expenses	13,126,654
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(20,923)
Net Expenses	13,105,731
Net Investment Income	7,951,045

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,220,208)
Foreign currency transactions	31,254
Net Realized Loss	(1,188,954)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	225,690,033
Foreign currencies	(32,080)
Change in Net Unrealized Appreciation (Depreciation)	225,657,953
Net Gain on Investments and Foreign Currency Transactions	224,468,999
Increase in Net Assets From Operations	$232,420,044

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment income	$7,951,045	$1,258,739
Net realized loss	(1,188,954)	(5,483,035)
Change in net unrealized appreciation (depreciation)	225,657,953	(38,342,393)
Increase (Decrease) in Net Assets From Operations	232,420,044	(42,566,689)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(1,250,009)	(240,010)
Decrease in Net Assets From Distributions to Shareholders	(1,250,009)	(240,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,136,630,151	571,922,395
Reinvestment of distributions	1,131,586	212,745
Cost of shares repurchased	(540,026,050)	(104,905,943)
Cost of shares redeemed in-kind (Note 8)	—	(8,317,752)
Increase in Net Assets From Fund Share Transactions	1,597,735,687	458,911,445
Increase in Net Assets	1,828,905,722	416,104,746

Net Assets:
Beginning of year	627,404,179	211,299,433
End of year(b)	$2,456,309,901	$627,404,179

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 10). For the year ended October 31, 2018, distributions from net investment income were $240,010.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 10). For the year ended October 31, 2018, end of year net assets included undistributed net investment income of $1,134,491.

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$40.78	$42.11	$31.85	$32.80	$32.60

Income (loss) from operations:
Net investment income	0.16	0.14	0.19	0.23	0.14
Net realized and unrealized gain (loss)	6.86	(1.44)	10.20	(1.18)	0.06
Total income (loss) from operations	7.02	(1.30)	10.39	(0.95)	0.20

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.13)	—	—
Total distributions	(0.01)	(0.03)	(0.13)	—	—

Net asset value, end of year	$47.79	$40.78	$42.11	$31.85	$32.80
Total return[2]	17.22%	(3.09)%	32.75%	(2.90)%	0.61%[3]

Net assets, end of year (000s)	$304,492	$84,163	$35,981	$18,467	$10,477

Ratios to average net assets:
Gross expenses	1.14%[4]	1.16%[4]	1.22%	1.30%	1.19%[4]
Net expenses[5,6]	1.14 [4]	1.15 [4]	1.15	1.15	1.15 [4]
Net investment income	0.37	0.32	0.52	0.74	0.42

Portfolio turnover rate	20%	31%[7]	176%	89%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.12% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.25% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.25% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2019[2]

Net asset value, beginning of period	$46.85

Income (loss) from operations:
Net investment loss	(0.05)
Net realized and unrealized gain	1.00
Total income from operations	0.95

Net asset value, end of period	$47.80
Total return[3]	2.03%

Net assets, end of period (000s)	$2,410

Ratios to average net assets:
Gross expenses	1.20%[4]
Net expenses[5]	1.20 [4]
Net investment loss	(0.38) [4]

Portfolio turnover rate	20%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 10, 2019 (inception date) to October 31, 2019.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	For the year ended October 31, 2019.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$38.08	$39.59	$30.05	$31.18	$31.22

Income (loss) from operations:
Net investment loss	(0.12)	(0.15)	(0.07)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	6.33	(1.36)	9.61	(1.07)	0.07
Total income (loss) from operations	6.21	(1.51)	9.54	(1.13)	(0.04)

Net asset value, end of year	$44.29	$38.08	$39.59	$30.05	$31.18
Total return[2]	16.34%	(3.81)%	31.75%	(3.59)%	(0.16)%[3]

Net assets, end of year (000s)	$43,066	$78,846	$82,265	$68,697	$92,105

Ratios to average net assets:
Gross expenses	1.91%[4]	1.92%[4]	2.03%[4]	2.09%	2.00%
Net expenses[5,6]	1.90 [4]	1.90 [4]	1.90 [4]	1.90	1.90
Net investment loss	(0.31)	(0.35)	(0.20)	(0.19)	(0.36)

Portfolio turnover rate	20%	31%[7]	176%	89%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.67% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.51% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -1.06% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2019		2018	2017	2016	2015

Net asset value, beginning of year	$42.52		$43.90	$33.17	$34.16	$33.94

Income (loss) from operations:
Net investment income	0.17		0.14	0.21	0.18	0.16
Net realized and unrealized gain (loss)	7.14		(1.50)	10.62	(1.17)	0.06
Total income (loss) from operations	7.31		(1.36)	10.83	(0.99)	0.22

Less distributions from:
Net investment income	(0.00)	[2]	(0.02)	(0.10)	—	—
Total distributions	(0.00)	[2]	(0.02)	(0.10)	—	—

Net asset value, end of year	$49.83		$42.52	$43.90	$33.17	$34.16
Total return[3]	17.20%		(3.10)%	32.76%	(2.87)%	0.62%[4]

Net assets, end of year (000s)	$99,595		$30,126	$12,710	$7,126	$10,884

Ratios to average net assets:
Gross expenses	1.17%[5]		1.22%[5]	1.29%	1.33%[5]	1.27%[5]
Net expenses[6,7]	1.15	[5]	1.15 [5]	1.15	1.15 [5]	1.15 [5]
Net investment income	0.37		0.30	0.55	0.53	0.47

Portfolio turnover rate	20%		31%[8]	176%	89%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.00% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.09% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.56% for the year ended October 31, 2015.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge International Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$41.23	$42.65	$32.30	$33.35	$33.23

Income (loss) from operations:
Net investment income	0.07	0.06	0.19	0.12	0.26
Net realized and unrealized gain (loss)	6.90	(1.48)	10.25	(1.17)	(0.14)
Total income (loss) from operations	6.97	(1.42)	10.44	(1.05)	0.12

Less distributions from:
Net investment income	—	—	(0.09)	—	—
Total distributions	—	—	(0.09)	—	—

Net asset value, end of year	$48.20	$41.23	$42.65	$32.30	$33.35
Total return[2]	16.90%	(3.33)%	32.43%	(3.12)%	0.33%[3]

Net assets, end of year (000s)	$13,030	$4,895	$1,895	$160	$121

Ratios to average net assets:
Gross expenses	1.47%[4]	1.53%	1.59%	1.61%	1.52%[4]
Net expenses[5,6]	1.40 [4]	1.40	1.40	1.40	1.404
Net investment income	0.15	0.15	0.51	0.38	0.79

Portfolio turnover rate	20%	31%[7]	176%	89%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.18% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.03% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.18% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$44.09	$45.48	$34.37	$35.30	$35.00

Income (loss) from operations:
Net investment income	0.33	0.28	0.29	0.28	0.25
Net realized and unrealized gain (loss)	7.39	(1.57)	11.01	(1.21)	0.05
Total income (loss) from operations	7.72	(1.29)	11.30	(0.93)	0.30

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.19)	—	—
Total distributions	(0.10)	(0.10)	(0.19)	—	—

Net asset value, end of year	$51.71	$44.09	$45.48	$34.37	$35.30
Total return[2]	17.56%	(2.85)%	33.07%	(2.63)%	0.86%[3]

Net assets, end of year (millions)	$1,739	$429	$78	$25	$20

Ratios to average net assets:
Gross expenses	0.85%[4]	0.91%[4]	0.98%	1.04%	0.96%[4]
Net expenses[5,6]	0.85 [4]	0.90 [4]	0.90	0.90	0.90 [4]
Net investment income	0.68	0.60	0.74	0.83	0.69

Portfolio turnover rate	20%	31%[7]	176%	89%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.37% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.49% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been 0.00% for the year ended October 31, 2015.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	ClearBridge International Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2019	2018[2]

Net asset value, beginning of year	$44.09	$47.90

Income (loss) from operations:
Net investment income (loss)	0.25	(0.01)
Net realized and unrealized gain (loss)	7.51	(3.80)
Total income (loss) from operations	7.76	(3.81)

Less distributions from:
Net investment income	(0.12)	—
Total distributions	(0.12)	—

Net asset value, end of year	$51.73	$44.09
Total return[3]	17.66%	(7.93)%

Net assets, end of year (000s)	$254,867	$46

Ratios to average net assets:
Gross expenses	0.76%[4]	0.82%[5]
Net expenses[6]	0.76 [4]	0.80 [5,7]
Net investment income (loss)	0.51	(0.17) [5]

Portfolio turnover rate	20%	31%[8,9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 17, 2018 (inception date) to October 31, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended October 31, 2018.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2019 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

30	ClearBridge International Growth Fund 2019 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Growth Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$82,006,277	$52,534,904	—	$134,541,181
Consumer Discretionary	81,396,453	238,468,481	—	319,864,934
Consumer Staples	186,083,825	213,100,692	—	399,184,517
Energy	36,013,345	—	—	36,013,345
Financials	31,222,610	275,178,355	—	306,400,965
Health Care	118,420,046	191,320,073	—	309,740,119
Industrials	22,543,808	326,052,399	—	348,596,207
Information Technology	188,870,138	231,643,932	—	420,514,070
Materials	22,053,037	133,560,774	—	155,613,811
Total Long-Term Investments	768,609,539	1,661,859,610	—	2,430,469,149
Short-Term Investments†	23,216,707	—	—	23,216,707
Total Investments	$791,826,246	$1,661,859,610	—	$2,453,685,856

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets

32	ClearBridge International Growth Fund 2019 Annual Report

and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended,

ClearBridge International Growth Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of

34	ClearBridge International Growth Fund 2019 Annual Report

the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.35%, 1.90%, 1.15%, 1.40%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended October 31, 2019, fees waived and/or expenses reimbursed amounted to $20,923.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2020	—	$89,951	$9,328	$2,108	—
Expires October 31, 2021	—	15,691	12,277	3,591	—
Expires October 31, 2022	$433	1,596	10,187	5,364	$2,011
Total fee waivers/expense reimbursements subject to recapture	$433	$107,238	$31,792	$11,063	$2,011

For the year ended October 31, 2019, fee waivers and/or expense reimbursements recaptured by ClearBridge, if any, were as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
ClearBridge recaptured	$43,432	$41,261	$15,617	$238	$33,377	$1

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

ClearBridge International Growth Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$41,128	$3,408	—
CDSCs	1,281	—	$3,690

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,879,829,713
Sales	275,444,718

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,267,710,700	$236,373,039	$(50,397,883)	$185,975,156

4. Derivative instruments and hedging activities

During the year ended October 31, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%,

36	ClearBridge International Growth Fund 2019 Annual Report

0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$456,992		$204,259
Class A2[1]	890		650
Class C	611,013	†	53,276
Class FI	137,194		76,702
Class R	38,475		16,680
Class I	—		948,576
Class IS	—		2,396
Total	$1,244,564		$1,302,539

†	Amount shown is exclusive of expense reimbursements. For the year ended October 31, 2019, the service and/or distribution fees reimbursed amounted to $1,332 for Class C Shares.

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

For the year ended October 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$433
Class A2[1]	—
Class C	2,928
Class FI	10,187
Class R	5,364
Class I	2,011
Class IS	—
Total	$20,923

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Investment Income:
Class A	$23,971	$28,038
Class A2[1]	—	—
Class C	—	—
Class FI	2,268	6,472
Class R	—	—
Class I	1,219,654	205,500
Class IS	4,116	—	[2]
Total	$1,250,009	$240,010

ClearBridge International Growth Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

[2]	For the period September 17, 2018 (inception date) to October 31, 2018.

7. Shares of beneficial interest

At October 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2019				Year Ended October 31, 2018
	Shares		Amount		Shares	Amount
Class A
Shares sold	5,569,553		$247,693,937		1,584,849	$70,510,695
Shares issued on reinvestment	590		22,639		592	25,024
Shares repurchased	(1,262,517)		(55,414,766)		(376,153)	(16,597,285)
Net increase	4,307,626		$192,301,810		1,209,288	$53,938,434

Class A2
Shares sold	50,826	[1]	$2,364,357	[1]	—	—
Shares issued on reinvestment	—		—		—	—
Shares repurchased	(415)	[1]	(19,103)	[1]	—	—
Net increase	50,411	[1]	$2,345,254	[1]	—	—

Class C
Shares sold	427,670		$17,225,829		482,088	$19,883,038
Shares issued on reinvestment	—		—		—	—
Shares repurchased	(1,525,633)		(63,485,830)		(489,551)	(20,192,846)
Net decrease	(1,097,963)		$(46,260,001)		(7,463)	$(309,808)

Class FI
Shares sold	1,601,704		$75,460,811		513,825	$23,828,851
Shares issued on reinvestment	57		2,268		147	6,472
Shares repurchased	(311,579)		(14,468,153)		(95,016)	(4,339,749)
Net increase	1,290,182		$60,994,926		418,956	$19,495,574

Class R
Shares sold	191,558		$8,675,818		90,759	$4,082,055
Shares issued on reinvestment	—		—		—	—
Shares repurchased	(39,957)		(1,759,294)		(16,459)	(742,208)
Net increase	151,601		$6,916,524		74,300	$3,339,847

38	ClearBridge International Growth Fund 2019 Annual Report

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares		Amount
Class I
Shares sold	32,252,269	$ 1,532,207,757	9,540,900		$ 453,567,756
Shares issued on reinvestment	26,619	1,102,563	3,972		181,249
Shares repurchased	(8,389,861)	(396,074,926)	(1,346,804)		(63,033,855)
Shares redeemed in-kind	—	—	(185,623)		(8,317,752)
Net increase	23,889,027	$ 1,137,235,394	8,012,445		$ 382,397,398

Class IS
Shares sold	5,101,679	$ 253,001,642	1,044	[2]	$ 50,000	[2]
Shares issued on reinvestment	99	4,116	—		—
Shares repurchased	(175,828)	(8,803,978)	—		—
Net increase	4,925,950	$ 244,201,780	1,044	[2]	$ 50,000	[2]

[1]	For the period July 10, 2019 (inception date) to October 31, 2019.

[2]	For the period September 17, 2018 (inception date) to October 31, 2018.

8. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended October 31, 2018, the Fund had redemptions-in-kind with total proceeds in the amount of $8,317,752. The net realized gains on these redemptions-in-kind amounted to $498,673, which was not realized for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$ 1,250,009	$ 240,010

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$ 7,898,978
Deferred capital losses*	(4,586,909)
Other book/tax temporary differences(a)	(32,197)
Unrealized appreciation (depreciation)(b)	185,947,589
Total accumulated earnings (losses) — net	$189,227,461

ClearBridge International Growth Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

40	ClearBridge International Growth Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Growth Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

ClearBridge International Growth Fund 2019 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

42	ClearBridge International Growth Fund

Independent Trustees† (cont’d)

Jill E. McGovern

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)

Number of funds in fund complex overseen by Trustee	20

Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)

Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios

Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios

Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

ClearBridge International Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

S. Ford Rowan

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)

Number of funds in fund complex overseen by Trustee	20

Other board memberships held by Trustee during the past five years	None

Robert M. Tarola

Year of birth	1950

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)

Number of funds in fund complex overseen by Trustee	20

Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

44	ClearBridge International Growth Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge International Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

46	ClearBridge International Growth Fund

Additional Officers (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Growth Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/18/2018
Payable date:	12/19/2018
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	11.61%
Foreign Source Income	91.25%*
Foreign Taxes Paid Per Share	$0.034465

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

48	ClearBridge International Growth Fund

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/19 SR19-3764

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,644 in October 31, 2018 and $208,901 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2018 and $0 in October 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2018 and $0 in October 31, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $678,000 in October 31, 2018 and $526,116 in October 31, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2019